UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 28, 2008

                     1st Independence Financial Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


      0-26570                                           61-1284899
(Commission File Number)                    (IRS Employer Identification No.)



8620 Biggin Hill Lane, Louisville, Kentucky                 40220-4117
(Address of Principal Executive Offices)                    (Zip Code)

                                 (502) 753-0500
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|x| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 28, 2008, 1st Independence Financial Group, Inc. issued a press release announcing the targeted closing date for its proposed merger with MainSource Financial Group, Inc. and certain adjustments to the merger consideration. The press release is filed with this report as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                        Description
-----------     ------------------------------------------------------
  99.1          1st Independence Financial Group, Inc.'s press release
                dated August 28, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       1st INDEPENDENCE FINANCIAL GROUP, INC.


Date: August 28, 2008                  By: /s/ R. Michael Wilbourn
                                           --------------------------
                                           R. Michael Wilbourn
                                           Executive Vice President
                                           and Chief Financial Officer